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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        September 11, 2000
                                                --------------------------------


                                NRG Energy, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                    001-15891                    41-1724239
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

1221 Nicollet Mall, Minneapolis, Minnesota                       55403
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         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code          (612) 373-5300
                                                    ----------------------------
                                      None
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        (Former name and former address, if changed since last report.)



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Item 5.  Other Events.

         In December 1999, NRG Energy, Inc. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933 (the "Act"), a registration statement on Form S-3 (File No. 333-93055), which was declared effective on January 10, 2000. On September 7, 2000, the Company filed a Prospectus Supplement, dated September 6, 2000, and accompanying Prospectus, dated January 10, 2000, relating to the offering of $350,000,000 principal amount of the Company's 8.25% Senior Notes due 2010 (the "Notes"), and on September 11, 2000, the offering of the Notes was completed. In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."


Item 7.  Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.         Description

4.1 Indenture, dated September 11, 2000, by and between NRG Energy, Inc. and Wells Fargo Bank Minnesota, National Association, as Trustee, with a form of Note attached as Exhibit A thereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NRG Energy, Inc.
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                                                (Registrant)


Date    September 13, 2000         /s/ Leonard A. Bluhm
                                                 (Signature)*
                                   Name: Leonard A. Bluhm
                                   Title:  Executive Vice President and CFO



*Print name and title of the signing officer under this signature